SUMMARY PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF SOCIAL CHOICE EQUITY FUND

of the TIAA-CREF Funds

Class Ticker: Retail TICRX Retirement TRSCX Premier TRPSX Institutional TISCX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfsoc. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2010, and the audited financial statements on pages 114-190 of the Fund’s shareholder report dated September 30, 2009 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail	Retirement	Premier	Institutional
	Class	Class	Class	Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee
(annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Social Choice Equity Fund ▪ Summary Prospectus	1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

		Retirement	Premier	Institutional
	Retail Class	Class	Class	Class

Management Fees	0.15%	0.15%	0.15%	0.15%
Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—
Other Expenses[2]	0.23%	0.34%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.63%	0.49%	0.39%	0.24%
Waivers and Expense Reimbursements[3]	0.02%	0.02%	0.02%	0.02%
Net Annual Fund Operating Expenses	0.61%	0.47%	0.37%	0.22%

[1]

The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.61% of average daily net assets for Retail Class shares; (ii) 0.47% of average daily net assets for Retirement Class shares; (iii) 0.37% of average daily net assets for Premier Class shares; and (iv) 0.22% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail	Retirement	Premier	Institutional
	Class	Class	Class	Class

1 Year	$62	$48	$38	$23
3 Years	$200	$155	$123	$75
5 Years	$349	$272	$217	$133
10 Years	$784	$614	$491	$304

2	Summary Prospectus ▪ TIAA-CREF Social Choice Equity Fund

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. The Fund attempts to track the return of the U.S. stock market as represented by its benchmark, the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. See “More About Benchmarks and Other Indices” below for more information about the Fund’s benchmark.

          The social criteria the Fund takes into consideration, and any universe of investments that the Fund utilizes, are non-fundamental investment policies. They can be changed without the approval of the Fund’s shareholders.

          The Fund primarily invests in companies that are screened by KLD Research and Analytics, Inc. (“KLD”) to favor companies that meet or exceed certain environmental, social and governance (“ESG”) criteria. The Fund does this by investing in companies included in the FTSE KLD U.S. All Cap Sustainability Index (USSA) (formerly, the KLD Broad Market Social IndexSM) (the “FTSE KLD USSA Index”), which is a subset of the 3,000 largest publicly-traded U.S. companies that meet or exceed the screening criteria described below.

          Prior to being eligible for inclusion in the FTSE KLD USSA Index, companies are subject to a comprehensive ESG performance evaluation conducted by KLD, consisting of numerous factors. The ESG evaluation process favors companies that are: (i) strong stewards of the environment; (ii) devoted to serving local communities and society generally; (iii) committed to higher labor standards for their own employees and those in the supply chain; (iv) dedicated to producing high-quality and safe products; and (v) managed in an exemplary and ethical manner.

          Examples of environmental assessment categories are management systems, types of products and services produced, natural resource use, effect on climate change, and waste and emissions. Social evaluation categories include the treatment of employees and suppliers and dealings with the community and society at large. Governance assessment categories include governance structure, business ethics, transparency and reporting, and response to shareholder resolutions.

TIAA-CREF Social Choice Equity Fund ▪ Summary Prospectus	3

          KLD then ranks companies by industry sector peer group according to the ESG performance ratings. All companies must meet or exceed minimum ESG performance standards to be included in the FTSE KLD USSA Index. For each industry sector, key ESG performance factors are identified and given more weight in the process. Concerns in one area do not automatically eliminate a company from potential inclusion in the FTSE KLD USSA Index or the Fund. When ESG concerns exist, the process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers.

          The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the FTSE KLD USSA Index or the Fund, most companies involved in these industries are ineligible for inclusion in the Index due to their poor overall ESG performance relative to their industry sector peers.

          The Corporate Governance and Social Responsibility Committee of the Fund’s Board of Trustees provides guidance with respect to the Fund’s social criteria. The Fund will do its best to ensure that its investments are consistent with its social criteria, but Advisors cannot guarantee that this will always be the case for every Fund holding. Even if an investment is not excluded by KLD’s criteria, Advisors has the option of excluding the investment if it decides the investment is inappropriate. Consistent with its responsibilities, the Corporate Governance and Social Responsibility Committee will continue to evaluate the implications of any future modifications KLD makes to its ESG evaluation process.

          The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its assets in foreign investments. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

4	Summary Prospectus ▪ TIAA-CREF Social Choice Equity Fund

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•

Social Criteria Risk—The risk that because the Fund’s social criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use these criteria.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 11 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of

TIAA-CREF Social Choice Equity Fund ▪ Summary Prospectus	5

shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 17.87%, for the quarter ended June 30, 2009. Worst quarter: -23.79%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years

Institutional Class (Inception: July 1, 1999)
Return Before Taxes	32.38%	1.42%	0.19%
Return After Taxes on Distributions	32.07%	1.10%	–0.23%
Return After Taxes on Distributions and Sale of
Fund Shares	21.46%	1.20%	0.01%
Russell 3000® Index	28.34%	0.76%	–0.20%
Retail Class (Inception: March 31, 2006)
Return Before Taxes	32.19%	1.34%*	0.15%*
Retirement Class (Inception: October 1, 2002)
Return Before Taxes	32.01%	1.14%	–0.05%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

6	Summary Prospectus ▪ TIAA-CREF Social Choice Equity Fund

*

The performance shown for the Retail and Retirement Classes that is prior to their inception dates is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Retail and Retirement Classes. If those expenses had been reflected, the performance would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Phillip James (Jim) Campagna, CFA	Anne Sapp, CFA
Title:	Director	Managing Director
Experience on Fund:	since 2005	since 2004

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person

TIAA-CREF Social Choice Equity Fund ▪ Summary Prospectus	7

for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 62 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	Summary Prospectus ▪ TIAA-CREF Social Choice Equity Fund

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